UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2014

Commission File Number: 333-189762

WEED GROWTH FUND, INC.
(formerly Ovation Research, Inc.) (Exact name of registrant as specified in its charter)

Nevada	90-0925760
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

 c/o 5635 N. Scottsdale Road, Suite 130

Scottsdale, AZ 85250

(Address of principal executive offices)

Tel: (480) 725-9060

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 20, 2014, the Company entered into a Domain Name Purchase Agreement with Blue String Ventures, Inc., a Nevada corporation, for the domain name ebola.com.  A copy of the Domain Name Purchase Agreement is attached as Exhibit 10.1 under Item 9.01.  The Company will purchase the domain name ebola.com for $50,000 cash and 19,192 shares of Cannabis Sativa, Inc. common stock owned by the Company.  The Company anticipates that the transaction will close within 5 to 7 business days.

The description of the Domain Name Purchase Agreement, above, is qualified in its entirety by reference to the full text of the Domain Name Purchase Agreement, which is filed as Exhibit 10.1 and incorporated in this Item 1.01 by reference.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit Number	SEC Reference Number	Title of Document	Location

10.1	10	Domain Name Purchase Agreement dated October 20, 2014	This Filing

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEED GROWTH FUND, INC.

Date: October 21, 2014	By	/s/ Eric Miller
Eric Miller, President & Director